Exhibit 32

                                  CERTIFICATION

The undersigned certifies pursuant to 18 U.S.C.ss.1350, that:

(1) The accompanying Amendment No. 1 to Quarterly Report on Form 10-QSB for the period ended June 30, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: October 23, 2003                       /s/ James Carbonari
                                             --------------------------------
                                             President and CEO


                                             /s/ Gregory P. Jensen
                                             --------------------------------
                                             Chief Financial Officer































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